UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NIOCORP DEVELOPMENTS LTD.
(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE-AND-ACCESS NOTIFICATION

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to Be Held on November 7, 2019

Dear Shareholder:

You are receiving this Notice-and-Access Notification because NioCorp Developments Ltd. (the “Company”) has decided to use the notice-and-access model for delivery of meeting materials for its 2019 Annual General Meeting (the “Meeting”) to its registered shareholders and Canadian and United States beneficial shareholders. This Notice-and-Access Notification regarding the Meeting is prepared pursuant to the notice-and-access rules that came into effect on February 11, 2013 under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer, National Instrument 51-102 - Continuous Disclosure Obligations and Rule 14a-16 under the United States Securities Exchange Act of 1934, as amended. Under notice-and-access, instead of a paper copy of the Notice of Meeting, Management Information and Proxy Circular (the “Information Circular”), 2019 Annual Report and form of proxy (the “Proxy” and, together with the Notice of Meeting, the Information Circular and the 2019 Annual Report, the “Meeting Materials”), shareholders receive this Notice-and-Access Notification with information on how they may access such materials electronically. The use of this alternative means of delivery is more environmentally responsible as it will help reduce paper use and also will reduce the cost of printing and mailing materials to shareholders. This communication is not a form for voting and presents only an overview of the more complete information in the Meeting Materials, which contain important information and can be accessed online as provided below.

The Company has elected not to use the procedure known as “stratification” in relation to its use of the notice-and-access rules. Stratification occurs when a reporting issuer using the notice-and-access rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

MEETING DATE AND LOCATION

WHEN:	Thursday, November 7, 2019 10:00 a.m. Mountain Time	WHERE:	Davis, Graham & Stubbs 1550 17th Street, Suite 500 Denver, Colorado, 80202

Only shareholders who own common shares of the Company at the close of business on the record date of September 12, 2019 may vote at the Meeting or any adjournment or postponement of the Meeting. The purpose of the Meeting is to consider and act upon the following proposals:

1.	Fixing Number of Directors: Shareholders will be asked to fix the number of directors of the Company at six (6). Information can be found in the Proposal 1 - “Fixing Number of Directors” section of the Information Circular. The Company’s management recommends a vote “FOR” fixing the number of directors of the Company at six (6).

2.	Election of Directors: Shareholders will be asked to elect six (6) directors for the ensuing year. Information can be found in the Proposal 2 – “Election of Directors” section of the Information Circular. The Company’s management recommends a vote “FOR” each of the nominees for director named in the Proxy.

3.	Appointment of Independent Auditors: Shareholders will be asked to appoint BDO USA, LLP as auditors of the Company to hold office until the next annual general meeting and to authorize the Board of Directors to fix their remuneration through the Audit Committee. Information can be found in the Proposal 3 – “Appointment of Auditors” section of the Information Circular. The Company’s management recommends a vote “FOR” (i) the appointment of BDO USA, LLP as the auditors of the Company and (ii) the proposal that the auditors’ remuneration be fixed by the Board of Directors of the Company.

4.	Other Business: Shareholders may be asked to consider other items of business that may be properly brought before the Meeting. Information respecting the use of discretionary authority to vote on any such other business can be found in the “Information About Proxies” section of the Information Circular.

NioCorp Developments Ltd.     (TSX: NB   |   OTCQX: NIOBF   |   FSE: BR3)

7000 South Yosemite, Suite 115, Centennial, Colorado 80112 USA      Tel:  720-639-4650

Notice-and-access notification to shareholders for NioCorp’s	Page 2
Annual General Meeting of Shareholders on November 7, 2019

SHAREHOLDERS ARE REMINDED TO VIEW THE MEETING MATERIALS PRIOR TO VOTING

The Meeting Materials can be viewed online under the Company’s SEDAR profile at www.sedar.com, or on the Company’s website at https://www.niocorp.com/investor-center/annual-meetings/ for up to one year from the date of this Notice-and-Access Notification.

HOW TO OBTAIN PAPER COPIES OF THE MEETING MATERIALS

You can obtain a paper copy of the Meeting Materials, free of charge, by providing your name and mailing address to the Company in one of the following manners:

1.	Calling the Company toll free at (855) 264-6267;

2.	Contacting the Company via email at ir@NioCorp.com; or

3.	Sending a request to the Company’s headquarters at: NioCorp Developments Ltd., 7000 South Yosemite Street, Suite 115, Centennial, CO 80112, ATTN: Corporate Secretary.

Requests may be made up to one (1) year from the date the Information Circular was filed on SEDAR, but requests should be received at least five (5) business days in advance of November 5, 2019, being the proxy cut-off date for voting at the Meeting, in order to receive the Meeting Materials in advance of the proxy cut-off date for the Meeting. If you do not request paper copies, they will not otherwise be provided to you.

If interested, you may attend the Meeting in person. Directions to attend the Meeting where registered shareholders may vote in person can be found on our website at https://www.niocorp.com/investor-center/annual-meetings/.

VOTING

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE-AND-ACCESS NOTIFICATION. To vote your securities, you are asked to return your proxy using one of the following methods not later than 10:00 a.m. Mountain Time, on November 5, 2019, being the proxy cut-off date for the Meeting:

REGISTERED HOLDERS are asked to return their proxy using the following methods by the proxy deposit date noted on your proxy:

INTERNET:	www.investorvote.com

TELEPHONE:	1-866-732-VOTE (8683), toll free within North America, or
1-312-588-4290, Direct Dial – International

MAIL:	Computershare Investor Services Inc., Proxy Dept
100 University Avenue, 8th Floor
Toronto, Ontario, CANADA M5Y 2Y1

ALL NON-REGISTERED HOLDERS should follow the instructions on the Voting Instruction Form that was sent to you.

QUESTIONS

Shareholders with questions about notice-and-access can contact the Company (from the U.S. or Canada) through its toll-free number at (855) 264-6267, or (from other countries) at (720) 639-4647, or via email at IR@niocorp.com.

NioCorp Developments Ltd.     (TSX: NB   |   OTCQX: NIOBF   |   FSE: BR3)

7000 South Yosemite, Suite 115, Centennial, Colorado 80112 USA      Tel:  720-639-4650